Exhibit 99.1
                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: ATCOMM, INC.                              Case No. 01-32123 SFC11
                                                 CHAPTER 11
                                                 MONTHLY OPERATING REPORT
                                                 (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED: Oct-01                     PETITION DATE: 08/15/01

1. Debtor in possession (or trustee) hereby submits this Monthly accounting Operating Report on the Accrual Basis of (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollar reported in $1

                                             End of Current    End of Prior      As of Petition
2.   Asset and Liability Structure                Month           Month              Filing
                                                  -----           -----              ------

     a. Current Assets                       $    1,404,750    $  1,411,764
                                             --------------    ------------
     b. Total Assets                         $    2,157,635    $  2,179,011      $   2,199,153
                                             --------------    ------------      -------------
     c. Current Liabilities                  $      453,822    $    273,277
                                             --------------    ------------
     d. Total Liabilities                    $    7,249,732    $  7,227,269      $   6,979,833
                                             --------------    ------------      -------------

                                                                                   Cumulative
3.   Statement of Cash Receipts &            Current Month     Prior Month       (Case to Date)
     Disbursements for Month                 -------------     -----------       --------------
     a. Total Receipts                       $    280,789      $  376,793        $   521,079
                                             ------------      ----------        -----------
     b. Total Disbursements                  $    238,588      $  271,068        $   332,283
                                             ------------      ----------        -----------
     c. Excess (Deficiency) of Receipts Over $    42,201       $  105,725        $   188,796
        Disbursements (a - b)                -----------       ----------        -----------

     d. Cash Balance Beginning of Month      $    376,033      $  270,307        $   123,713
                                             ------------      ----------        -----------
     e. Cash Balance End of Month (c + d)    $    418,234      $  376,033        $   312,509
                                             ------------      ----------        -----------

                                                                                   Cumulative
                                             Current Month     Prior Month       (Case to Date)
                                             -------------     -----------       --------------
4.   Profit/(Loss) from the Statement of     $    (26,199)     $  (108,059)      $   (185,719)
     Operations                              ------------      -----------       ------------

5.   Accounts Receivables (Pre and Post      $    183,064      $  199,212
     Petition)                               ------------      ----------

6.   Post-Petition Liabilities               $    453,822      $  273,277
                                             ------------      ----------
7.   Past Due Post-Petition Account Payables $          -      $        -
     (over 30 days)                          ------------      ----------


At the end of this reporting month:                                   Yes                No
                                                                      ---                --

8.   Have any payments been made on pre-petition debt, other
     than payments in the normal course to secured creditors
     (if yes, attach or lessors?  listing  including date of
     payment, amount of payment and name of payee)                     X
                                                                    --------           --------
9.   Have  any  payments  been  made  to  (if  yes,   attach
     professionals?   listing  including  date  of  payment,
     amount of payment, and name of payee)                                                X
                                                                    --------           --------

10.  If the answer is yes to 8 or 9, were all such  payments
     approved by the court?                                            X
                                                                    --------           --------

11.  Have any  payments  been  made to  officers,  insiders,
     shareholders,   relatives?(if   yes,   attach   listing
     including  date  of  payment,  amount  and  reason  for
     payment, and name of payee)                                       X
                                                                    --------           --------

12.  Is the estate  insured for  replacement  cost of assets
     and for general liability?                                        X
                                                                    --------           --------

13.  Are a plan and disclosure on file?                                                   X
                                                                    --------           --------

14.  Was there any post-petition borrowing                                                X
     during this reporting period?                                  --------           --------

15. Check if paid: Post-petition taxes yes; U.S. Trustee Quarterly Fees yes; Check if filing is current for: Post-petition tax reporting and tax returns: n/a.

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 11/20/01                           /s/ William H. Welling
--------------                           ----------------------
                                         William H. Welling, Chairman & CEO

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                          For the Month ended 10/31/01


  Current Month - 10/31/01
  ------------------------

                                                                                              Cumulative        Next Month
  Actual          Forecast        Variance                                                  (Case to Date)       Forecast
  ------          --------        --------                                                  --------------       --------
                                                  Revenues:
$ 289,974       $  270,000       $  19,974    1.  Gross Sales                               $    647,008       $  270,000
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -    2.  Less: Sales Returns & Allowances          $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$ 289,974       $  270,000       $  19,974    3.  Net Sales                                 $    647,008       $  270,000
---------       ----------       ---------                                                  ------------       ----------
$  23,302       $   15,000       $  (8,302)   4.  Less: Cost of Goods Sold (Schedule 'B')  *$     53,280       $   15,000
---------       ----------       ---------                                                  ------------       ----------
$ 266,672       $  255,000       $  11,672    5.  Gross Profit                              $    593,727       $  255,000
---------       ----------       ---------                                                  ------------       ----------
$     197       $        -       $     197    6.  Interest                                  $      1,330       $        -
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -    7.  Other Income:                             $          -      *$        -
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -    8.  _______________________________________   $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -    9.  _______________________________________   $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$ 266,869       $  255,000       $ 11,869    10.  Total Revenues                            $    595,057       $  255,000
---------       ----------       ---------                                                  ------------       ----------
                                                  Expenses:
$  38,196       $   40,700       $   2,504   11.  Compensation to Owner(s)/Officer(s)       $    104,430       $   38,200
---------       ----------       ---------                                                  ------------       ----------
$ 116,989       $  110,000       $  (6,989)  12.  Salaries                                 *$    304,176       $  110,000
---------       ----------       ---------                                                  ------------       ----------
$   5,345       $   14,980       $   9,635   13.  Commissions                              *$     22,463       $   10,000
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   14.  Contract Labor                            $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
                                                  Rent/Lease:
$       -       $        -       $       -   15.  Personal Property                         $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$  11,327       $   15,000       $   3,673   16.  Real Property                            *$     14,909       $   15,000
---------       ----------       ---------                                                  ------------       ----------
$  17,415       $   32,700       $  15,285   17.  Insurance                                *$     97,966       $   32,700
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   18.  Management Fees                           $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$  14,363       $   14,400       $      37   19.  Depreciation                              $     35,906       $   14,400
---------       ----------       ---------                                                  ------------       ----------
                                                  Taxes:
$   7,938       $    8,400       $     462   20.  Employer Payroll Taxes                    $     19,628       $    8,400
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   21.  Real Property Taxes                       $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$   6,200       $    6,200       $       -   22.  Other Taxes                               $     18,600       $    6,200
---------       ----------       ---------                                                  ------------       ----------
$       -       $    3,000       $   3,000   23.  Other Selling                             $     10,000       $        -
---------       ----------       ---------                                                  ------------       ----------
$  27,344       $   50,000       $  22,656   24.  Other Administrative                     *$    144,612      *$   30,000
---------       ----------       ---------                                                  ------------       ----------
$     279       $      400       $     121   25.  Interest                                  $        837       $      400
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   26.  Other Expenses:     10Q Report            $     10,000       $        -
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   27.  _______________________________________   $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   28.  _______________________________________   $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   29.  _______________________________________   $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   30.  _______________________________________   $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   31.  _______________________________________   $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   32.  _______________________________________   $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   33.  _______________________________________   $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   34.  _______________________________________   $          -       $        -
---------       ----------       ---------                                                  ------------       ----------

$ 245,395       $  295,780       $  50,385   35.  Total Expenses                            $    783,527       $  265,300
---------       ----------       ---------                                                  ------------       ----------
$  21,474       $  (40,780)      $  62,254   36.  Subtotal                                  $   (188,470)      $  (10,300)
---------       ----------       ---------                                                  ------------       ----------
                                                  Reorganization Items:
$ (46,423)      $  (34,000)      $ (12,423)  37.  Professional Fees                        *$   (121,698)      $  (35,000)
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   38.  Provisions for Rejected Executory         $          -       $        -
---------       ----------       ---------        Contracts                                 ------------       ----------

$       -       $        -       $       -   39.  Interest                                  $          -       $        -
---------       ----------       ---------        Earned on Accumulated                     ------------       ----------
                                                  Cash from Resulting Chp 11 Case
$       -       $        -       $       -   40.  Gain or (Loss)                            $          -       $        -
---------       ----------       ---------        from Sale of Equipment                    ------------       ----------

$  (1,250)      $        -       $  (1,250)  41.  U.S. Trustee                              $     (1,250)      $        -
---------       ----------       ---------        Quarterly Fees                            ------------       ----------

$       -       $        -       $       -   42.  _______________________________________   $          -       $        -
---------       ----------       ---------                                                  ------------       ----------

$ (47,673)      $  (34,000)      $ (13,673)  43.  Total                                     $   (122,948)      $  (35,000)
---------       ----------       ---------        Reorganization Items                      ------------       ----------

$ (26,199)      $  (74,780)      $  48,581   44.  Net Profit (Loss)                         $   (311,418)      $  (45,300)
                                                  Before Federal & State Taxes
---------       ----------       ---------                                                  ------------       ----------
$       -       $        -       $       -   45.  Federal & State Income Taxes              $          -       $        -
---------       ----------       ---------                                                  ------------       ----------
$ (26,199)      $  (74,780)      $  48,581   46.  Net Profit (Loss)                         $   (311,418)     *$  (45,300)
=========       ==========       =========                                                  ============       ==========


*See below for explanation of variance to Statement of Operations (For variances greater than +/- 10% Only):

4. Cost of goods sold is higher due to variations in product mix.

7. Cumulative Other Income is restated to $0 due to an audit adjustment recorded to reverse the forgiveness of debts recognized in the September 2001 monthly report.

13. Commissions were overestimated. Certain sales commission are calculated and processed on a quarterly basis.

16. Rent was overestimated.

17. No medical insurance was recognized due to expected credits from previous overpayments.

24. Other Administrative expenses were Actual general administrative expenses are lower overestimated. under reorganization and cost- containment plans.

24. Cumulative Other Administrative is restated to $144,612 based on a $39,460 translation adjustment recognized after the September 2001 monthly report was filed.

37. Professional fees were overestimated based upon initial filing.

46. Cumulative Net Loss for September 2001 was restated to $(285,219) due to two audit adjustments recorded after the filing of the monthly report for September 2001. First, the forgiveness of debts for $(57,100) recognized was reversed. Second, a translation adjustment of $39,460 was recorded. The netted difference is Ending Cumulative Net $(17,640). Loss for October 2001 is thus $(311,418).

                                  BALANCE SHEET
                             (General Business Case)
                          For the Month ended 10/31/01


Assets

           Current Assets                                                            From Schedules           Market Value
                                                                                     --------------           ------------
1          Cash and cash equivalents - unrestricted                                                           $   413,207
                                                                                                              -----------
2          Cash and cash equivalents - restricted                                                             $     5,027
                                                                                                              -----------
3          Accounts receivable (net)                                                 A                        $   183,064
                                                                                                              -----------
4          Inventory                                                                 B                        $   611,027
                                                                                                              -----------
5          Prepaid expenses                                                                                   $   149,038
                                                                                                              -----------
6          Professional retainers                                                                             $         -
                                                                                                              -----------
7          Other:        Deposits                                                                             $    43,388
                         ______________________________________________________                               -----------
8          ____________________________________________________________________                               $         -
                                                                                                              -----------

9                        Total Current Assets                                                                 $ 1,404,750
                                                                                                              -----------

           Property and Equipment (Market Value)

10         Real property                                                             C                        $         -
                                                                                                              -----------
11         Machinery and equipment                                                   D                        $   638,496
                                                                                                              -----------
12         Furniture and fixtures                                                    D                        $   114,388
                                                                                                              -----------
13         Office equipment                                                          D                        $         -
                                                                                                              -----------
14         Leasehold improvements                                                    D                        $         -
                                                                                                              -----------
15         Vehicles                                                                  D                        $         -
                                                                                                              -----------
16         Other:                                                                    D                        $         -
                                                                                                              -----------
17         ____________________________________________________________________      D                        $         -
                                                                                                              -----------
18         ____________________________________________________________________      D                        $         -
                                                                                                              -----------
19         ____________________________________________________________________      D                        $         -
                                                                                                              -----------
20         ____________________________________________________________________      D                        $         -
                                                                                                              -----------

21                       Total Property and Equipment                                                         $   752,884
                                                                                                              -----------

           Other Assets

22         Loan to shareholders                                                                               $         -
                                                                                                              -----------
23         Loans to affiliates                                                                                $         -
                                                                                                              -----------
24         ____________________________________________________________________                               $         -
                                                                                                              -----------
25         ____________________________________________________________________                               $         -
                                                                                                              -----------
26         ____________________________________________________________________                               $         -
                                                                                                              -----------
27         ____________________________________________________________________                               $         -
                                                                                                              -----------
28                       Total Other Assets                                                                   $         -
                                                                                                              -----------
29                       Total Assets                                                                         $ 2,157,635
                                                                                                              ===========

NOTE:

The method used to estimate the market value of assets was familiarity with comparable market prices.

                             Liabilities and Equity
                             (General Business Case)

Liabilities From Schedules

       Post-Petition

         Current Liabilities
30         Salaries and wages                                                                                $     29,845
                                                                                                             ------------
31         Payroll taxes                                                                                     $          -
                                                                                                             ------------
32         Real and personal property taxes                                                                  $          -
                                                                                                             ------------
33         Income taxes                                                                                      $          -
                                                                                                             ------------
34         Sales taxes                                                                                       $          -
                                                                                                             ------------
35         Notes payable (short term)                                                                        $        558
                                                                                                             ------------
36         Accounts payable (trade)                                                    A                     $     16,596
                                                                                                             ------------
37         Real property lease arrearage                                                                     $          -
                                                                                                             ------------
38         Personal property lease arrearage                                                                 $          -
                                                                                                             ------------
39         Accrued professional fees                                                                         $          -
                                                                                                             ------------
40         Current portion of long-term post-petition debt (due within 12 mos)                               $          -
                                                                                                             ------------
41         Other: Deferred Revenue                                                                           $    360,477
                                                                                                             ------------
42                Additional Accruals                                                                        $     46,346
                                                                                                             ------------
43         ____________________________________________________________________                              $          -
                                                                                                             ------------

44         Total Current Liabilities                                                                         $    453,822
                                                                                                             ------------

45       Long-Term Post-Petition Debt, Net of Current Portion                                                $          -
                                                                                                             ------------

46         Total Post-Petition Liabilities                                                                   $    453,822
                                                                                                             ------------

       Pre-Petition Liabilities (allowed amount)

47         Secured claims                                                              F                     $          -
                                                                                                             ------------
48         Priority unsecured claims                                                   F                     $     28,000
                                                                                                             ------------
49         General unsecured claims                                                    F                     $  6,767,910
                                                                                                             ------------

50         Total Pre-Petition Liabilities                                              (See Attachment 1)    $  6,795,910
                                                                                                             ------------

51         Total Liabilities                                                                                 $  7,249,732
                                                                                                             ------------

    Equity (Deficit)

52         Retained Earnings/(Deficit) at time of filing                                                     $(50,382,195)
                                                                                                             ------------
53         Capital Stock                                                                                     $     68,547
                                                                                                             ------------
54         Additional paid-in capital                                                                        $ 45,532,968
                                                                                                             ------------
55         Cumulative profit/(loss) since filing of case                                                     $   (311,418)
                                                                                                             ------------
56         Post-petition contributions/(distributions) or (draws)                                            $          -
                                                                                                             ------------
57         ____________________________________________________________________                              $          -
                                                                                                             ------------
58         Market value adjustment                                                                           $          -
                                                                                                             ------------

59         Total Equity (Deficit)                                                                            $ (5,092,097)
                                                                                                             ------------

60 Total Liabilities and Equity (Deficit)                                                                    $  2,157,635
                                                                                                             ============

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable


                                         Accounts Receivable         Accounts  Payable        Past Due
Receivables and Payables Agings        [Pre and Post Petition]        [Post Petition]       Post Petition Debt
                                       -----------------------        ---------------       ------------------
0-30 Days                               $              161,956        $       16,596
                                        ----------------------        --------------
31-60 Days                              $              80,944         $            -
                                        ---------------------         -------------
61-90 Days                              $              45,571         $            -        $               -
                                        ---------------------         -------------         ----------------
91+ Days                                $              255,654        $            -
                                        ----------------------        -------------
Total accounts receivable/payable       $              544,125        $       16,596
                                        ----------------------        --------------
Allowance for doubtful accounts         $              361,061
                                        ----------------------
Accounts receivable (net)               $              183,064
                                        ======================


                                   Schedule B
                          Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                                   Cost of Goods Sold
----------------------------------                                   ------------------
                                         Inventory(ies)
                                          Balance at
                                         End of Month                Inventory Beginning of Month             $   617,537
                                         ------------                                                         -----------
                                                                     Add -
Retail/Restaurants -                                                 Net purchase
Product for resale                                                   Direct labor
                                                                     Manufacturing overhead
Distribution -                                                       Freight in
Products for resale                                                  Others:
                                                                     Raw Materials to Finished Goods          $    16,792
                                                                     Conversion                               -----------

Manufacturer -
Raw Materials                            $       275,134
                                         ---------------
Work-in-progress                         $        40,832             Less -
                                         ---------------
Finished goods                           $       295,061             Inventory End of Month                   $   611,027
                                         ---------------                                                      -----------
Other - Explain                          $             -             Shrinkage                                $         -
                                         ---------------                                                      -----------
                                                                     Liquidation of Inventory                 $         -
---------------                                                                                               -----------
                                                                     Reserve for obsolesce                    $         -
---------------                                                                                               -----------
                                                                     Cost of Goods Sold                       $    23,302
---------------                                                      -----------

TOTAL                                    $       611,027
                                         ===============

Method of Inventory Control                                          Inventory Valuation Methods
Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory
                                                                     used.
                Yes  x         No
                   -----           -----
How often do you take a complete physical inventory?                 Valuation methods -
                                                                     FIFO cost                           x
Weekly                             -----                             LIFO cost                         -----
Monthly                            -----                             Lower of cost or market           -----
Quarterly                          -----                             Retail method                     -----
Semi-annually                      -----                             Other                             -----
Annually                             x                               Explain                           -----
                                   -----
Date of last physical inventory was              12/31/00
                                    ------------------------------------------------------------------------------------
Date of next physical inventory is               12/31/01
                                    ------------------------------------------------------------------------------------

                                   Schedule C
                                  Real Property


Description                                           Cost         Market Value
                                                      ----        -------------

------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
Total                                                $       -     $          -
                                                     =========     ============



                                   Schedule D
                            Other Depreciable Assets


Description                                           Cost        *Market Value
                                                      ----        -------------
Machinery & Equipment -
Computers, purchased software, network equipment     $ 655,256     $    638,496
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
Total                                                $ 655,256     $    638,496
                                                     =========     ============

Furniture & Fixtures -
Cubicles, workstations                               $ 126,354     $    114,388
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
Total                                                $ 126,354     $    114,388
                                                     =========     ============

Office Equipment -
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
Total                                                $       -     $          -
                                                     =========     ============

Leasehold Improvements -
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
Total                                                $       -     $          -
                                                     =========     ============

Vehicles -
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
------------------------------------------------     ---------     ------------
Total                                                $       -     $          -
                                                     ---------     ------------

*Note: Market Value equals to Net Book Value (Liquidation value may be significantly lower).

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)


Taxes Payable                                  0-30 Days      31-60 Days      61-90 Days       91+ Days        Total
                                               ---------      ----------      ----------       --------        -----
Federal
    Income Tax Withholding
                                            ---------          --------        --------        ---------      -----------
    FICA - Employee
                                            ---------          --------        --------        ---------      -----------
    FICA - Employer
                                            ---------          --------        --------        ---------      -----------
    Unemployment (FUTA)
                                            ---------          --------        --------        ---------      -----------
    Income
                                            ---------          --------        --------        ---------      -----------
    Other (Attach List)
                                            ---------          --------        --------        ---------      -----------
Total Federal Taxes                         $       -          $      -        $      -        $       -      $         -
                                            ---------          --------        --------        ---------      -----------
State and Local
                                            ---------          --------        --------        ---------      -----------
    Income Tax Withholding
                                            ---------          --------        --------        ---------      -----------
    Unemployment (UT)
                                            ---------          --------        --------        ---------      -----------
    Disability Insurance (DI)
                                            ---------          --------        --------        ---------      -----------
    Empl. Training Tax (ETT)
                                            ---------          --------        --------        ---------      -----------
    Sales                                   $  11,371          $      -        $      -        $       -      $    11,371
                                            ---------          --------        --------        ---------      -----------
    Excise
                                            ---------          --------        --------        ---------      -----------
    Real property
                                            ---------          --------        --------        ---------      -----------
    Personal property
                                            ---------          --------        --------        ---------      -----------
    Income
                                            ---------          --------        --------        ---------      -----------
    Other - Delaware Franchise Tax
                                            ---------          --------        --------        ---------      -----------
Total State & Local Taxes                   $  11,371          $      -        $      -        $       -      $    11,371
                                            ---------          --------        --------        ---------      -----------
Total Taxes                                 $  11,371          $      -        $      -        $       -      $    11,371
                                            =========          ========        ========        =========      ===========


                                   Schedule F
                            Pre-Petition Liabilities


                                                      Claimed         Allowed
List Total Claims for Each Classification -           Amount          Amount(b)
-------------------------------------------           ------          ---------
Secured claims (a)
                                                  ------------       -----------
Priority claims other than taxes
                                                  ------------       -----------
Priority tax claims                               $     28,000
                                                  ------------       -----------
General unsecured claims*                         $  6,767,910
                                                  ------------       -----------

(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation.As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in You that amount. believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you Should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   Schedule G
                            Rental Income Information
                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month


                                                   Account 1            Account 2            Account 3            Account 4
Bank                                          Silicon Valley Bank   Silicon Valley Bank    Merrill Lynch         Borel Bank
                                              ------------------    ------------------     ---------------       --------------
Account Type                                  DIP - Payroll         DIP - Operating        General               Business MMA
                                              ------------------    ------------------     ---------------       --------------
Account No.                                   3300275654            3300316743             632-07789             22018716
                                              ------------------    ------------------     ---------------       --------------
Account Purpose                               DIP - Payroll         DIP - Operating        General               Restricted A/C
                                              ------------------    ------------------     ---------------       --------------
Balance, End of Month                         $           10,887    $          270,704     $        18,514       $        2,315
                                              ------------------    ------------------     ---------------       --------------



Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                                   Account 1            Account 2            Account 3            Account 4
Bank                                          Bank of America       Bank of America        Fleet                 World Savings
                                              ------------------    ------------------     ---------------       --------------
Account Type                                  DIP - General         DIP - Credit Card      DIP - General         CD Account
                                              ------------------    ------------------     ---------------       --------------
Account No.                                   3755509581            3755509594             94475-90706           01-545339-2
                                              ------------------    ------------------     ---------------       --------------
Account Purpose                               DIP - General         DIP - Credit Card      DIP - General         Restricted A/C
                                              ------------------    ------------------     ---------------       --------------
Balance, End of Month                         $          107,530    $               49     $         4,992       $        2,712
                                              ------------------    ------------------     ---------------       --------------



Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                                   Account 1            Account 2            Account 3            Account 4
Bank                                          On Hand
                                              ------------------    ------------------     ---------------       --------------
Account Type                                  Petty Cash
                                              ------------------    ------------------     ---------------       --------------
Account No.
                                              ------------------    ------------------     ---------------       --------------
Account Purpose                               Petty Cash
                                              ------------------    ------------------     ---------------       --------------
Balance, End of Month                         $             530
                                              ------------------    ------------------     ---------------       --------------


Total Funds on Hand for all Accounts          $          418,234
                                              ==================
Cash on Balance Sheet                         $          418,234
                                              ==================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 10/31/01

                                                                         Actual               Cumulative
                                                                       Current Month         (Case to Date)
                                                                       -------------         --------------
    Cash Receipts
1        Rent/Leases Collected                                        $           -         $          -
                                                                      -------------         ------------
2        Cash Received from Sales                                     $     280.759         $    864,552
                                                                      -------------         ------------
3        Interest Received                                            $          30         $        319
                                                                      -------------         ------------
4        Borrowings                                                   $           -         $          -
                                                                      -------------         ------------
5        Funds from Shareholders, Partners, or Other Insiders         $           -         $          -
                                                                      -------------         ------------
6        Capital Contributions                                        $           -         $          -
                                                                      -------------         ------------
7        Misc. Deposits                                               $           -         $     33,000
                                                                      -------------         ------------
8        Liquidation of Inventory                                     $           -         $          -
                                                                      -------------         ------------
9        ____________________________________________________         $           -         $          -
                                                                      -------------         ------------
10       ____________________________________________________         $           -         $          -
                                                                      -------------         ------------
11       ____________________________________________________         $           -         $          -
                                                                      -------------         ------------

12       Total Cash Receipts                                          $     280,789         $    897,872
                                                                      -------------         ------------


    Cash Disbursements
13       Payments for Inventory                                       $           -         $          -
                                                                      -------------         ------------
14       Selling                                                      $           -         $          -
                                                                      -------------         ------------
15       Administrative                                               $     111,610         $    252,664
                                                                      -------------         ------------
16       Capital Expenditures                                         $           -         $          -
                                                                      -------------         ------------
17       Principal Payments on Debt                                   $           -         $          -
                                                                      -------------         ------------
18       Interest Paid                                                $           -         $          -
                                                                      -------------         ------------

         Rent/Lease:
19           Personal Property                                        $           -         $          -
                                                                      -------------         ------------
20           Real Property                                            $       5,954         $     32,491
                                                                      -------------         ------------

         Amount Paid to Owner(s)/Officer(s)
21           Salaries                                                 $      38,365         $     95,464
                                                                      -------------         ------------
22           Draws                                                    $           -         $          -
                                                                      -------------         ------------
23           Commissions/Royalties                                    $           -         $          -
                                                                      -------------         ------------
24           Expense Reimbursements                                   $           -         $          -
                                                                      -------------         ------------
25           Other                                                    $           -         $          -
                                                                      -------------         ------------
26       Salaries/Commissions (less employee withholding)             $      39,874         $    120,335
                                                                      -------------         ------------
27       Management Fees                                              $           -         $          -
                                                                      -------------         ------------
         Taxes:
                                                                      -------------         ------------
28           Employee Withholding                                     $      34,836         $     81,517
                                                                      -------------         ------------
29           Employer Payroll Taxes                                   $       7,949         $     20,880
                                                                      -------------         ------------
30           Real Property Taxes                                      $           -         $          -
                                                                      -------------         ------------
31           Other Taxes                                              $           -         $          -
                                                                      -------------         ------------
32       Other Cash Outflows:                                         $           -         $          -
                                                                      -------------         ------------
33       ____________________________________________________         $           -         $          -
                                                                      -------------         ------------
34       ____________________________________________________         $           -         $          -
                                                                      -------------         ------------
35       ____________________________________________________         $           -         $          -
                                                                      -------------         ------------
36       ____________________________________________________         $           -         $          -
                                                                      -------------         ------------
37       ____________________________________________________         $           -         $          -
                                                                      -------------         ------------

38       Total Cash Disbursements:                                    $     238,588         $    603,351
                                                                      -------------         ------------

39       Net Increase (Decrease) in Cash                              $      42,201         $    294,521
                                                                      -------------         ------------

40       Cash Balance, Beginning of Period                            $     376,033         $    123,713
                                                                      -------------         ------------

41       Cash Balance, End of Period                                  $     418,234         $    418,234
                                                                      =============         ============